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                                                                    EXHIBIT 23.2



                         Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1998 appearing on page F-2 of EarthLink Network, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP


Costa Mesa, California
March 26, 1998

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